SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[X] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                 Eaton Vance Advisers Senior Floating-Rate Fund
               Eaton Vance Institutional Senior Floating-Rate Fund
                         Eaton Vance Prime Rate Reserves
                      EV Classic Senior Floating-Rate Fund

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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


                 EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
               EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND
                         EATON VANCE PRIME RATE RESERVES
                      EV CLASSIC SENIOR FLOATING-RATE FUND
                            THE EATON VANCE BUILDING
                  255 STATE STREET, BOSTON, MASSACHUSETTS 02109

                                                                    May 19, 2000

Dear Shareholder:

     A combined Special Meeting of the Shareholders of Eaton Vance Advisers Senior Floating-Rate Fund, Eaton Vance Institutional Senior Floating-Rate Fund, Eaton Vance Prime Rate Reserves and EV Classic Senior Floating-Rate Fund (collectively the "Funds"), is to be held at 1:30 p.m., Boston Time, on Friday, June 30, 2000 at the offices of the Funds, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Enclosed is a Proxy Statement regarding the meeting, a proxy to allow you to vote, and a postage prepaid envelope in which to return your proxy.

     A shareholder vote is requested for all Funds on the election of two Fund Trustees and the approval of a revised investment restriction regarding lending. THE REVISED LENDING POLICY WILL PERMIT THE FUNDS TO LEND CASH TO OTHER EATON VANCE FUNDS ON MORE FAVORABLE TERMS TO THE FUNDS THAN ALTERNATIVE SHORT-TERM INVESTMENTS. Shareholders of Eaton Vance Prime Rate Reserves will also be asked to approve or disapprove an Amended Declaration of Trust to permit the Fund's Trustees to issue multiple classes of shares. Use of the multiple class structure may enable the Fund to attract additional assets over time which may reduce its operating expenses and increase diversification of investments, both of which would benefit shareholders. (The other three funds already have this authority.) The enclosed Proxy Statement describes the Proposals in detail. Please review the enclosed materials, complete and return your proxy in the postage prepaid envelope provided.

     The Trustees of the Fund recommend that you vote IN FAVOR of the Proposals. Every vote counts, so please return your proxy today in the postage prepaid envelope provided for your convenience.

     Should you have questions regarding the Proposals, please call (800) 225-6265, extension 4, anytime between 9 a.m. and 5 p.m. Boston Time.

                                             Sincerely,


                                             James B. Hawkes
                                             President

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                 EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
               EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND
                         EATON VANCE PRIME RATE RESERVES
                      EV CLASSIC SENIOR FLOATING-RATE FUND

               NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD FRIDAY, JUNE 30, 2000

To Shareholders:

     Please note that a combined Special Meeting of Shareholders of each of Eaton Vance Advisers Senior Floating-Rate Fund, Eaton Vance Institutional Senior Floating-Rate Fund, Eaton Vance Prime Rate Reserves and EV Classic Senior Floating-Rate Fund has been called to be held at the principal office of each Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 30, 2000 at 1:30 p.m., Boston Time, for the following purposes:

        (1)    To elect two Trustees of each Fund.

        (2)    To  approve  or  disapprove  a  revised  investment   restriction
               regarding lending.

        (3) To approve or disapprove an Amended Declaration of Trust as described in the accompanying Proxy Statement. A copy of the new Amended Declaration of Trust is attached as Exhibit A thereto. - EATON VANCE PRIME RATE RESERVES ONLY.

        (4) To consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     For  reasons  of  economy,   the  meetings   will  be  combined.   However,
shareholders of each Fund will vote separately on each matter.

     The Board of Trustees of each Fund has fixed the close of business on May 15, 2000 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                 By Order of each Board of Trustees,


                                 Alan R. Dynner
                                 Secretary

May 19, 2000
Boston, Massachusetts


IMPORTANT - WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT USING THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF YOUR ENCLOSED PROXY WILL SAVE THE FUNDS THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE COMBINED SPECIAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                 EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
               EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND
                         EATON VANCE PRIME RATE RESERVES
                      EV CLASSIC SENIOR FLOATING-RATE FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the combined Special Meeting of Shareholders of Eaton Vance Advisers Senior Floating-Rate Fund ("Advisers"), Eaton Vance Institutional Senior Floating-Rate Fund ("Institutional"), Eaton Vance Prime Rate Reserves ("Prime Rate") and EV Classic Senior Floating-Rate Fund ("EV Classic") (collectively the "Funds") to be held June 30, 2000 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being mailed to shareholders beginning on or about May 19, 2000.

     The Board of Trustees of each Fund has fixed the close of business May 15, 2000, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of outstanding shares of beneficial interest of each Fund outstanding on May 15, 2000 was as follows:


FUND            NO. OF SHARES OF BENEFICIAL INTEREST OUTSTANDING ON MAY 15, 2000
----            ----------------------------------------------------------------

Advisers
Institutional
Prime Rate
EV Classic

     As of May 15, 2000, no shareholder beneficially owned more than 5% of the outstanding shares of a Fund. The Trustees and officers of each Fund, as a group, own beneficially less than 1% of the shares of each Fund.

     Although the items for consideration of each Fund's shareholders are set forth jointly in this combined Proxy Statement, the shareholders of each Fund will vote separately at the combined Special Meeting.

     The following table summarizes the proposals applicable to each Fund:


PROPOSAL     PROPOSAL
NUMBER       DESCRIPTION                                    APPLICABLE FUNDS
-------    --------------------                            ----------------

1         To elect two Trustees to each Fund and  Senior        All Funds
          Debt Portfolio.
2         To approve or disapprove a revised investment         All Funds
          restriction regarding lending.
3         To approve or disapprove an Amended Declaration     Prime Rate only
          of Trust.

     The Board of Trustees of the Funds know of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Combined Special Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                      PROPOSAL 1: ELECTION OF TWO TRUSTEES

     Each Fund's Declaration of Trust provides that a majority of the Board of Trustees shall fix the number of the entire Board and each Board has fixed the number of Trustees at seven. Proxies will be voted for the election of the following two nominees who have not previously been subject to election by shareholders. It is also the intention that the enclosed proxy will, unless authority to vote for election of one or both of the nominees is withheld by executing the proxy in the manner stated thereon, be used for the purpose of authorizing each Fund to vote in favor of the election of the two nominees as Trustees of Senior Debt Portfolio (the "Portfolio"), another closed-end management company in which the Funds invest all of their investable assets. Each nominee is currently serving as a Trustee for each Fund and the Portfolio and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The two nominees and other five Trustees and their principal occupations for at least the last five years are as follows. The nominee whose name is followed by an asterisk (*) is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) because of her affiliation with a brokerage firm. The Trustee whose name is followed by two (**) is an "interested person" by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"), each Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a holding company which owns all of the outstanding stock of EVM; and of EVM's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVC and their affiliates are sometimes referred to collectively as the "EVC organization".)

                                    TRUSTEES

                                                                                      SHARES BENEFICIALLY
NAME AND                                       PRINCIPAL OCCUPATION(S) OVER          OWNED OF ALL FUNDS ON
OTHER INFORMATION                                     PAST FIVE YEARS                    MAY 15 , 2000
-----------------                                     ---------------                    -------------

                                       (TRUSTEE NOMINEES FOR ELECTION)

JESSICA M.          Ms.  Bibliowicz is President and Chief -0- Executive Officer             -0-
BIBLIOWICZ*         of  National   Financial   Partners  (a  financial  services
Age:  40.           company) (since April 1999). She was formerly  President and
                    Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (July 1997 to April 1999) and a Director of Baker,  Fentress & Company which owns John A. Levin & Co.
                    (July 1997 to April 1999). Prior thereto,  she was Executive
                    Vice  President of Smith Barney Mutual Funds (from July 1994 to June 1997). She also serves as a Trustee of 71 investment companies advised or administered by EVM and its affiliates.



LYNN A. STOUT       Ms.  Stout is Professor of Law,  Georgetown  University  Law           -0-
Age: 42.            Center.  She  also  serves  as a  Trustee  of 72  investment companies advised or administered by EVM and its affiliates.

                    (OTHER CURRENT TRUSTEES)
DONALD R. DWIGHT    Mr.  Dwight  is  President  of  Dwight  Partners,   Inc. (a            -0-
Age: 69.            corporate relations and communications  company). He is also a  Trustee/Director  of the Royce Funds (mutual  funds).  He also serves as a Trustee of 77 investment  companies advised or administered by EVM and its affiliates.


JAMES B. HAWKES**   President and Trustee of each Fund. Chairman,  President and           -0-
Age: 58.            Chief  Executive  Officer of EVM, EVC and EV (since November
                    1, 1996, prior to which he was Executive Vice President) and a Director of EVC and EV. He also serves as a Trustee and/or
                    Officer of 77 investment  companies  advised or administered by EVM and its affiliates.


SAMUEL L. HAYES     Dr.  Hayes is the Jacob H. Schiff  Professor  of  Investment           -0-
Age: 65.            Banking  Emeritus,  Harvard  University  Graduate  School of
                    Business Administration. He is also a Trustee of the Kobrick
                    Investment Trust (mutual funds). He also serves as a Trustee of 77 investment  companies  advised or  administered by EVM and its affiliates.

NORTON H. REAMER    Mr.  Reamer is  Chairman  of the  Board and Chief  Executive           -0-
Age: 64.            Officer,  United  Asset  Management  Corporation  (a holding company owning institutional  investment  management firms).
                    He also serves as  Chairman,  President  and  Director,  UAM
                    Funds  (mutual  funds).  He also  serves as a Trustee  of 77 investment  companies advised or administered by EVM and its affiliates.

JACK L. TREYNOR     Mr. Treynor is an investment advisor and consultant. He also           -0-
Age: 70.            serves as a Trustee of 73  investment  companies  advised or administered by EVM and its affiliates.

     Messrs. Dwight, Hawkes, Hayes and Reamer have been Trustees of each Fund and of the Portfolio since its inception. Ms. Bibliowicz and Ms. Stout were elected Trustees of Advisers, Prime Rate, EV Classic and of the Portfolio on October 30, 1998, and have been Trustees of Institutional since its inception.

     During the fiscal year ended December 31, 1999, the Trustees of each Fund met seven times, the Trustees of the Portfolio met eight times, the Special Committee met four times and the Audit Committee met once. Each Fund's and the Portfolio's Trustees listed above attended at least 75% of such Board and committee meetings on which he or she serves.

     The Nominating Committee of the Board of Trustees of each Fund and of the Portfolio is comprised of all the Trustees who are not "interested persons" as that term is defined under the 1940 Act. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout are currently serving on the Committee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Board will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of each Fund and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to a Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services (if any), and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Portfolio, a Fund or investors therein.

     Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of each Fund and of the Portfolio. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of each Fund and of the Portfolio.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of each Fund and of the Portfolio who are not members of the Eaton Vance organization are paid by the Funds and the Portfolio. For the fiscal year ended December 31, 1999, the noninterested Trustees of the Funds and the Portfolio earned the following compensation in their capacities as Trustees of the Funds, and earned the following compensation in their capacities as Trustees from the Funds, the Portfolio and the funds in the Eaton Vance fund complex(1):



                      JESSICA M.    DONALD R.    SAMUEL L.   NORTON H.    LYNN A.    JACK L.
                     BIBLIOWICZ     DWIGHT      HAYES, III    REAMER      STOUT      TREYNOR
                    --------------------------------------------------------------------------
Advisers                  $416       $333          $380         $369       $405        $407
Institutional               98         79            95           92         99          98
Prime Rate                 835        680           745          715        821         798
EV Classic                 835        680           745          715        821         798
Senior Debt Portfolio    7,088      6,188(2)      6,779        6,401       7,191(3)   7,072
Total Compensation
 from Fund Complex     160,000    160,000(4)    170,000      160,000     160,000(5) 170,000

(1) As of December 31, 1999, the Eaton Vance fund complex consists of 77 registered investment companies or series thereof.
(2)  Includes $3,269 of deferred compensation.
(3)  Includes $972 of deferred compensation.
(4)  Includes $60,000 of deferred compensation.
(5)  Includes $16,000 of deferred compensation.

     Trustees of the Portfolio who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor any Fund has a retirement plan for its Trustees.

     Trustees of a Fund shall be elected by the affirmative vote of a majority of the Fund's shares voting at the Special Meeting. Trustees of the Portfolio shall be elected by the affirmative vote of a majority of the Holders of Interests in the Portfolio, including the Funds.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO NOMINEES TO THEIR FUND'S BOARD OF TRUSTEES.

             PROPOSAL 2: REVISION OF THE FUND'S LENDING RESTRICTION

     This proposal would revise each Fund's investment restriction regarding lending to permit loans of cash.

     Each Fund has an investment restriction which permits it to lend investment securities and engage in other investment transactions. The restriction does not, however, expressly permit the loan of cash. Each Fund would like the flexibility to lend cash on favorable terms. If this Proposal is approved, the lending restriction would be (with new words in italics and deletions in brackets):

         The Fund may not make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, [and] (c) lending its portfolio securities, AND (D) LENDING CASH CONSISTENT WITH APPLICABLE LAW.

Amendment of this restriction in the future will require a shareholder vote.

     The Funds have applied for an exemptive order from the Securities and Exchange Commission ("Commission") that would permit them to lend cash to other investment companies in the Eaton Vance family of funds if the returns available to the Funds would be more favorable than certain short-term investments. The Funds, therefore, could realize higher returns than they can now. All transactions would be subject to the oversight of the Trustees of the Funds. The use by the Funds and the Portfolio of the additional lending authority, if approved by shareholders, is subject to the Commission issuing a favorable exemptive order.

     Currently, each Fund invests all of its assets in the Portfolio, a closed-end fund separately registered under the 1940 Act. The Portfolio, which has the same investment objective and policies as the Funds, purchases and sells bank loans and all other assets for the benefit of the Funds. This structure is commonly referred to as a "master-feeder" structure. A meeting of holders of interests in the Portfolio (the Funds) will be held to revise the Portfolio's lending policy if the Funds revise their policies. The Portfolio would then engage in lending cash on behalf of each Fund.

     The affirmative vote of the holders of a majority of the outstanding shares of a Fund as defined in the 1940 Act is required to approve the proposed revision. Such "majority" vote is the vote of the holders of the lesser of (a) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of the Fund.

     The Trustees have considered this Proposal and believe that the enhanced investment management flexibility the revised restriction would provide is beneficial to shareholders because it may enable the Funds to provide greater returns. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED REVISION TO THE LENDING RESTRICTION.

                 PROPOSAL 3: TO APPROVE OR DISAPPROVE AN AMENDED
                              DECLARATION OF TRUST

     This proposal would amend the existing Declaration of Trust of Eaton Vance Prime Rate Reserves (the "Declaration") to permit the issuance of multiple classes of shares.

     On April 26, 2000, the Trustees of Prime Rate approved an amended Declaration of Trust (the "Amended Declaration") in the form attached as Exhibit A to this Proxy Statement.

     The Trustees of Prime Rate, including all of the Independent Trustees (those Trustees who are not interested persons of the Fund), voted to approve the Amended Declaration and recommend shareholders also vote to approve the Amended Declaration. Use of a multiple class structure may result in greater assets under management, which may reduce operating expenses of the Fund and reduce investment risk, as discussed below. Of course, such expense and risk reduction will not occur if assets do not increase.

     REGULATORY BACKGROUND. Prime Rate is registered as a "closed-end" fund under the 1940 Act. The 1940 Act does not permit closed-end funds to issue multiple classes of common shares.

     The Commission recently began to issue exemptive orders to certain closed-end funds which permit the funds to offer multiple classes of shares. The Funds have each applied for such an order and if they receive it would be able to issue multiple classes of shares with shareholder consent. The structure will be implemented by Prime Rate only if and when it receives such a favorable order from the Commission.

     BENEFITS OF THE MULTIPLE CLASS STRUCTURE. It is hoped the offering of multiple classes of shares will enable Prime Rate to attract more assets to the Fund. To the extent that the Fund is able to attract more assets through the use of a multiple class structure, the Fund could benefit, directly or indirectly, from certain economies of scale, based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed and that a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets.

     Moreover, increased assets are likely to lead to a more diversified portfolio of assets, which tends to reduce investment risk. Diversification is particularly important when investing in bank loans, because they trade in large denominations and credit exposure to any one issuer can be minimized by holding a much larger number of bank loans of different issuers. No such economies of scale or other benefits are expected for providing new classes of shares unless and until other investors invest their assets in the Fund through the new classes.

     DESCRIPTION OF THE AMENDED DECLARATION. The Amended Declaration, which is attached as Exhibit A to this Proxy Statement, provides that the Trustees may establish new classes of shares at any time. Subject to regulation by the Commission, each class may bear different expenses and have different voting rights depending upon the interests of shareholder of a particular class. For example, each class would approve its own distribution plan (if any). Matters affecting all classes, such as the election of Trustees, would be voted on by shareholders as a whole.

     In addition, the Amended Declaration contains certain improvements that modernize other outdated provisions, permitting greater flexibility in Prime Rate's operations. It will be substantially the same as the Declaration of Trust of the other three Funds. For example, (i) the sections regarding powers of the Trustees and the management of the Fund have been expanded and clarified; (ii) the provisions regarding the limitation of potential liabilities of the shareholders, Trustees and officers of the Fund have been clarified and (iii) the sections concerning determination of net asset value, net income and distributions have all been modernized, in a manner consistent with the Declarations of Trust for the other Funds.

     Adoption of the Amended Declaration will not alter in any way the Trustees' existing fiduciary duties to act with due care and in the shareholders' interests nor will it result in any changes in the Fund's Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus.

     THE BOARD OF TRUSTEES OF PRIME RATE RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDED DECLARATION OF TRUST.

                       NOTICE TO BANKS AND BROKER/DEALERS

     Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional Proxy Statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.

                             ADDITIONAL INFORMATION

     OFFICERS OF THE FUND. The officers of the Funds, with their ages indicated in parenthesis, are as follows (unless otherwise indicated, each of the Fund officers listed holds the same office with each Fund): James B. Hawkes (58), President; Scott H. Page (40) and Payson F. Swaffield (43), Vice Presidents and Co-Portfolio Managers, and Vice Presidents of Eaton Vance; Alan R. Dynner (59), Secretary, and Vice President and Chief Legal Officer and Secretary of Eaton Vance and EVC; James L. O'Connor (55), Treasurer, and Vice President of Eaton Vance; Barbara E. Campbell (42), Assistant Treasurer, and Vice President of Eaton Vance; Janet E. Sanders (64), Assistant Treasurer and Assistant Secretary, and Vice President of Eaton Vance; A. John Murphy (37), Assistant Secretary, and Vice President of Eaton Vance; and Eric G. Woodbury (42), Assistant Secretary, and Vice President of Eaton Vance. All of the officers of the Funds have been employed by Eaton Vance or their predecessors for more than five years except Mr. Dynner, who was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington D.C., and Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company, prior to November 1, 1996.

     Eaton Vance Management serves as the administrator to each Fund; Eaton Vance Distributors, Inc. serves as the principal underwriter of each Fund; and Boston Management and Research serves as the investment adviser to the Portfolio. The principal office of each company is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of each Fund will benefit from the administration fees paid by a Fund and the advisory fee paid by the Portfolio to Eaton Vance and its affiliates.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. All of the Trustees and officers of each Fund have made all filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Funds.

     SHAREHOLDER PROPOSALS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to: Secretary, [name of Fund], The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement.

                               VOTING INFORMATION

     Any person giving a proxy may revoke it at any time prior to its use. A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Funds at the address set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person, notifying the Secretary and voting by ballot at the Special Meeting. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic equipment. Any shareholder of record as of the record date attending a Special Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at a Special Meeting will not constitute revocation of a previously given proxy. The enclosed form of proxy, if properly executed and received by the Board of Trustees in time for voting and not so revoked, will be voted in accordance with the instructions noted thereon. If no instructions are given, the proxy will be voted FOR approval of each Proposal, and, at the discretion of the proxy holders, on any other matters that may properly come before the Special Meeting.

     For purposes of determining the presence of a quorum for transacting business at each Special Meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes will assist each Fund in obtaining a quorum but will have no effect on the outcome of the Proposals.

     Legal fees and the costs of soliciting proxies (comprised primarily of printing and postage expenses) estimated at $361,000 will be borne ratably based on number of Proposals applicable to each Fund and its relative assets. The Board of Trustees of each Fund expects to make this solicitation primarily by mail. Additional solicitations may be made, without remuneration, personally or by telephone by officers or employees of Eaton Vance or its affiliates, or for remuneration by PFPC, Inc. (the Funds' transfer agent) or a professional solicitation agent, in the case of Prime Rate and EV Classic. If professional solicitors are utilized, the costs of such solicitors are estimated to be less than $25,000 for each of Prime Rate and EV Classic. Each Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     Shareholders of Prime Rate and EV Classic may also choose to give their proxy votes by telephone using a touch tone voting system rather than return their proxy cards. Please see the proxy card for the toll free number. Each of the Funds may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. In all cases where proxies are given by telephone, a shareholder would be asked for his or her Social Security number or other identifying information. The shareholder would then be given an opportunity to either authorize the caller to vote their shares at the Meeting in accordance with their instructions or provide their instructions through the use of a touch tone voting system. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in case the information contained in the confirmation is incorrect.

     The holders of a majority of the shares of a Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting. In the event a quorum is not present at a Special Meeting or in the event a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

     EACH FUND WILL FURNISH, WITHOUT CHARGE A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO:
ALAN R. DYNNER, SECRETARY, THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109, OR SHOULD CALL EATON VANCE SHAREHOLDER SERVICES AT 1-800-225-6265.

                             EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND EATON VANCE PRIME RATE RESERVES
                             EV CLASSIC SENIOR FLOATING-RATE FUND


May 19, 2000

                                                                       EXHIBIT A

                         EATON VANCE PRIME RATE RESERVES

     AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST, made April 26, 2000 by the Trustees hereunder and by the holders of beneficial interest to be issued hereunder as hereinafter provided and

                                   WITNESSETH:

     WHEREAS, the Trust has been formed to carry on the business of an investment company;

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth; and

     WHEREAS, the Trustees desire to amend and restate the Amended and Restated Declaration of Trust dated June 30, 1989.

     NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust established hereunder shall be held and managed under this Agreement and Declaration of Trust for the benefit of the holders, from time to time, of the shares of beneficial interest to be issued hereunder and subject to the provisions set forth below.


                                    ARTICLE I

                              NAME AND DEFINITIONS

     SECTION 1.1. NAME. The name of the trust created hereby is Eaton Vance Prime Rate Reserves.

     SECTION 1.2. DEFINITIONS. Wherever they are used herein, the following terms have the following respective meanings:

     (a) "Administrator" means the party, other than the Trust, to a contract described in Section 3.3 hereof.

     (b) "By-Laws" means the By-Laws referred to in Section 2.5 hereof, as from time to time amended.

     (c) "Class" means any class of Shares designated by the Trustees as such following any division of Shares of the Trust into two or more Classes as provided in Section 5.1 hereof.

     (d) The term "Commission" has the meaning given the term in the 1940 Act.

     (e) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

     (f) "Declaration" means this Declaration of Trust as amended from time to time.

     (g) "His" shall include the feminine and neuter, as well as the masculine, genders.

     (h) The term "Interested Person" has the meaning specified in the 1940 Act subject, however, to such exceptions and exemptions as may be granted by the Commission in any rule, regulation or order.

     (i) "Investment Adviser" means the party, other than the Trust, to an agreement described in Section 3.2 hereof.

     (j) The "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time.

     (k) "Person" means and includes individuals, corporations, partnerships, trusts, associations, firms, joint ventures and other entities, whether or not legal entities, as well as governments, instrumentalities, and agencies and political subdivisions thereof, and quasi-governmental agencies and instrumentalities.

     (l) "Principal Underwriter" means a party, other than the Trust, to a contract described in Section 3.1 hereof.

     (m) "Prospectus" means the Prospectus and Statement of Additional Information, if any, included in the Registration Statement of the Trust under the Securities Act of 1933 as such Prospectus and Statement of Additional Information, if any, may be amended or supplemented and filed with the Commission from time to time.

     (n) "Series" means any series of Shares designated by the Trustees as such following the division of Shares of any Class into two or more Series as provided in Section 5.1 hereof.

     (o) "Shareholder" means a record owner of Outstanding Shares.

     (p) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time, or, if more than one Class or Series is authorized by the Trustees, the equal proportionate transferable units into which each Class or Series shall be divided from time to time. "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding.

     (q) "Transfer Agent" means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

     (r) "Trust" means the Trust named in Section 1.1.

     (s) The "Trustees" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who now serve or may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof and the By-Laws of the Trust, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as trustees hereunder.

     (t) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including any and all assets of or allocated to any Class or Series, as the context may require.

     (u) Except as such term may be otherwise defined by the Trustees in connection with any meeting or other action of Shareholders or in conjunction with the establishment of any Class or Series, the term "vote" when used in connection with an action of Shareholders shall include a vote taken at a meeting of Shareholders or the consent or consents of Shareholders taken without such a meeting.


                                   ARTICLE II

                                    TRUSTEES


     SECTION 2.1. MANAGEMENT OF THE TRUST. The business and affairs of the Trust shall be managed by the Trustees and they shall have all powers and authority necessary, appropriate or desirable to perform that function. The number, term of office, manner of election, resignation, filling of vacancies and procedures with respect to meetings and actions of the Trustees shall be as prescribed in the By-Laws of the Trust.

     SECTION 2.2. GENERAL POWERS. The Trustees in all instances shall act as principals for and on behalf of the Trust and their acts shall bind the Trust. The business and affairs of the Trust shall be managed by the Trustees and they shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust. The Trustees shall not be bound or limited in any way by present or future laws, practices or customs in regard to trust investments or to other investments which may be made by fiduciaries, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to promote, implement or accomplish the various objectives and interests of the Trust and of its Classes and Series. The Trustees shall have full power and authority to adopt such accounting and tax accounting practices as they consider appropriate for the Trust and for any Class or Series. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, and with such full powers of delegation as the Trustees may exercise from time to time. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies, and instrumentalities of the United States of America and of foreign governments, and to do all such other things as they deem necessary, appropriate or desirable in order to promote or implement the interests of the Trust or of any Class or Series although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust or of any Class or Series made by the Trustees in good faith shall be conclusive and binding upon all Shareholders. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of plenary power and authority to the Trustees.

     The enumeration of any specific power in this Declaration shall not be construed as limiting the aforesaid general and plenary powers.

     SECTION 2.3. INVESTMENTS. The Trustees shall have full power and authority:

          (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

          (b) To acquire or buy, and invest Trust Property in, own, hold for investment or otherwise, and to sell or otherwise dispose of, all types and kinds of securities and investments of any kind including, but not limited to, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, and interests in loans, certificates of beneficial interest, bills, notes and all other contracts for or evidences of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and other obligations, and all other negotiable and non-negotiable securities and instruments, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State, territory or possession of the United States, by any political subdivision or agency or instrumentality of any state or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of the Trust in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, and coins and currency of all countries; to engage in "when issued" and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to employ all types and kinds of hedging techniques and investment management strategies; and to change the investments of the Trust and of each Class or Series.

          (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any Trust Property or any of the foregoing securities, instruments or investments; to purchase and sell options on securities, currency, precious metals and other commodities, indices, futures contracts and other financial instruments and assets and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including without limitation the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into interest rate, currency and other swap transactions; and to engage in all types and kinds of hedging and risk management transactions.

          (d) To exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including without limitation the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities and assets.

          (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

          (f) To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; to lend all or any part of the Trust Property to other Persons; and to issue general unsecured or other obligations of the Trust, and enter into indentures or agreements relating thereto.

          (g) To aid, support or assist by further investment or other action any Person, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trust or any Class or Series has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

          (h) To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

          (i) To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Declaration, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Declaration, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

          (j) To the extent necessary or appropriate to give effect to the preferences, special or relative rights and privileges of any Class or Series, to allocate assets, liabilities, income and expenses of the Trust to particular Classes or Series or to apportion the same among two or more Classes or Series.

     The foregoing clauses shall be construed both as objects and powers, and shall not be held to limit or restrict in any manner the general and plenary powers of the Trustees.

     Notwithstanding any other provision herein, the Trustees shall have full power in their discretion, without any requirement of approval by Shareholders, to invest part or all of the Trust Property (or part or all of the assets of any Class or Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Class or Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of New York or of any other state) which is classified as a partnership for federal income tax purposes.

     SECTION 2.4. LEGAL TITLE. Legal title to all the Trust Property shall be vested in the Trustees who from time to time shall be in office. The Trustees may hold any security or other Trust Property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, and may cause legal title to any security or other Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Class or Series, or in the name of a custodian, subcustodian, agent, securities depository, clearing agency, system for the central handling of securities or other book-entry system, or in the name of a nominee or nominees of the Trust or a Class or Series, or in the name of a nominee or nominees of a custodian, subcustodian, agent, securities depository, clearing agent, system for the central handling of securities or other book-entry system, or in the name of any other Person as nominee. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees.

     SECTION 2.5. BY-LAWS. The Trustees shall have full power and authority to adopt By-Laws providing for the conduct of the business of the Trust and containing such other provisions as they deem necessary, appropriate or desirable, and, subject to the voting powers of one or more Classes or Series, to amend and repeal such By-Laws. Unless the By-Laws specifically require that Shareholders authorize or approve the amendment or repeal of a particular provision of the By-Laws, any provision of the By-Laws may be amended or repealed by the Trustees without Shareholder authorization or approval.

     SECTION 2.6. DISTRIBUTION AND REPURCHASE OF SHARES. The Trustees shall have full power and authority to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares. Shares may be sold for cash or property or other consideration whenever and in such amounts and manner as the Trustees deem desirable. The Trustees shall have full power to provide for the distribution of Shares either through one or more principal underwriters or by the Trust itself, or both.

     SECTION 2.7. DELEGATION. The Trustees shall have full power and authority to delegate from time to time to such of their number or to officers, employees or agents of the Trust or to other Persons the doing of such things and execution of such agreements or other instruments either in the name of the Trust or any Class or Series of the Trust or the names of the Trustees or otherwise as the Trustees may deem desirable or expedient.

     SECTION 2.8. COLLECTION AND PAYMENT. The Trustees shall have full power and authority to collect all property due to the Trust; to pay all claims, including taxes, against the Trust or Trust Property; to prosecute, defend, compromise, settle or abandon any claims relating to the Trust or Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     SECTION 2.9. EXPENSES. The Trustees shall have full power and authority to incur on behalf of the Trust or any Class or Series and pay any costs or expenses which the Trustees deem necessary, appropriate, desirable or incidental to carry out, implement or enhance the business or operations of the Trust or any Class or Series thereof, and to pay compensation from the funds of the Trust to themselves as Trustees. The Trustees shall determine the compensation of all officers, employees and Trustees of the Trust. The Trustees shall have full power and authority to cause the Trust to charge all or any part of any cost, expense or expenditure (including without limitation any expense of selling or distributing Shares) or tax against the principal or capital of the Trust or any Class or Series, and to credit all or any part of the profit, income or receipt to the principal or capital of the Trust or any Class or Series.

     SECTION 2.10. COMMITTEES. The Trustees may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine.

     SECTION 2.11. MISCELLANEOUS POWERS. The Trustees shall have full power and authority to: (a) distribute to Shareholders all or any part of the earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital) or assets of the Trust or of any Class or Series, the amount of such distributions and the manner of payment thereof to be solely at the discretion of the Trustees; (b) employ, engage or contract with such Persons as the Trustees may deem desirable for the transaction of the business or operations of the Trust or any Class or Series thereof; (c) enter into or cause the Trust or any Class or Series thereof to enter into joint ventures, partnerships (whether as general partner, limited partner or otherwise) and any other combinations or associations; (d) purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) indemnify or reimburse any Person with whom the Trust or any Class or Series thereof has dealings, including without limitation the Investment Adviser, Administrator, Principal Underwriter, Transfer Agent, financial service firms and other agents, to such extent as the Trustees shall determine; (g) guarantee the indebtedness or contractual obligations of other Persons; (h) determine and change the fiscal year of the Trust and the methods by which its books, accounts and records shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

     SECTION 2.12. LITIGATION. The Trustees shall have full power and authority, in the name and on behalf of the Trust, to engage in and to prosecute, defend, compromise, settle, abandon, or adjust by arbitration or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust or any Class or Series thereof to pay or to satisfy any liabilities, losses, debts, claims or expenses (including without limitation attorneys' fees) incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any committee thereof, in the exercise of their or its good faith business judgment, to dismiss or terminate any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any Person, including a Shareholder in his own name or in the name of the Trust or any Class or Series thereof, whether or not the Trust or any Class or Series thereof or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust or any Class or Series thereof.

                                   ARTICLE III

                                    CONTRACTS

     SECTION 3.1. PRINCIPAL UNDERWRITER. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more contracts providing for the sale of the Shares. Pursuant to any such contract the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine; and any such contract may also provide for the sale of Shares by such other party as principal or as agent of the Trust.

     SECTION 3.2. INVESTMENT ADVISER. The Trustees may, subject to any approvals by Shareholders required by applicable law, in their discretion from time to time authorize the Trust to enter into one or more investment advisory agreements whereby the other party or parties to any such agreements shall undertake to furnish the Trust investment advisory and research facilities and services and such other facilities and services, if any, as the Trustees shall consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize the Investment Adviser, in its discretion and without any prior consultation with the Trust, to buy, sell, lend and otherwise trade and deal in any and all securities, commodity contracts and other investments and assets of the Trust and to engage in and employ all types of transactions and strategies in connection therewith. Any such action taken pursuant to such agreement shall be deemed to have been authorized by all of the Trustees.

     The Trustees may also authorize the Trust to employ, or authorize the Investment Adviser to employ, one or more sub-investment advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-investment adviser and approved by the Trustees.

     SECTION 3.3. ADMINISTRATOR. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more administration agreements, whereby the other party to such agreement shall undertake to furnish to the Trust or a Series or a Class thereof such administrative facilities and services and such other facilities and services, if any, as the Trustees consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine.

     The Trustees may also authorize the Trust to employ or authorize the Administrator to employ one or more sub-administrators from time to time to perform such of the acts and services of the Administrator and upon such terms and conditions as may be agreed upon between the Administrator and such sub-administrator and approved by the Trustees.

     SECTION 3.4. OTHER SERVICE PROVIDERS. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more agreements whereby the other party or parties to any such agreements will undertake to provide to the Trust or any Class or Series or Shareholders or beneficial owners of Shares such services as the Trustees consider desirable and all upon such terms and conditions as the Trustees in their discretion may determine.

     SECTION 3.5. TRANSFER AGENTS. The Trustees may in their discretion from time to time appoint one or more transfer agents for the Trust or any Class or Series thereof. Any contract with a transfer agent shall be on such terms and conditions as the Trustees may in their discretion determine.

     SECTION 3.6. CUSTODIAN. The Trustees may appoint a bank or trust company having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least $2,000,000 as a custodian of the Trust or any Class or Series with authority as its agent to hold cash and securities owned by the Trust or the Class or Series and to release and deliver the same and otherwise to perform such duties as the Trustees may specify, all upon such terms and conditions as may be agreed upon between the Trust and the Custodian.

     SECTION 3.7. AFFILIATIONS. The fact that:

          (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, creditor, director, officer, partner, trustee or employee of or has any interest in any Person or any parent or affiliate of any such Person, with which a contract or agreement of the character described in this Article III has been or will be made, or that any such Person, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

          (ii) any such Person also has similar contracts, agreements or plans with other investment companies (including, without limitation, the investment companies referred to in the last paragraph of Section 2.3) or Persons, or has other business activities or interests, shall not affect in any way the validity of any such contract, agreement or plan or disqualify any Shareholder, Trustee or officer of the Trust from authorizing, voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.


                                   ARTICLE IV

          LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

     SECTION 4.1. NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, OFFICERS AND EMPLOYEES. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Class or Series thereof. All Persons dealing or contracting with the Trustees as such or with the Trust or any Class or Series thereof or having any claim against the Trust or any Class or Series thereof shall have recourse only to the Trust or such Class or Series for the payment of their claims or for the payment or satisfaction of claims, obligations or liabilities arising out of such dealings or contracts. No Trustee, officer or employee of the Trust, whether past, present or future, shall be subject to any personal liability whatsoever to any such Person, and all such Persons shall look solely to the Trust Property, or to the assets of one or more specific Class or Series of the Trust if the claim arises from the act, omission or other conduct of such Trustee, officer or employee with respect to only such Class or Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Class or Series. If any Shareholder, Trustee, officer or employee, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability of the Trust or any Class or Series thereof, he shall not, on account thereof, be held to any personal liability.

     SECTION 4.2. TRUSTEE'S GOOD FAITH ACTION; ADVICE TO OTHERS; NO BOND OR SURETY. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of them or of any officer, agent, employee, consultant, investment adviser or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the records, books and accounts of the Trust and upon reports made to the Trustees by any officer, employee, agent, consultant, accountant, attorney, investment adviser or other adviser, principal underwriter, expert, professional firm or independent contractor. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties. No provision of this Declaration shall protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     SECTION 4.3. INDEMNIFICATION. The Trustees may provide, whether in the By-Laws or by contract, vote or other action, for the indemnification by the Trust or by any Class or Series thereof of the Shareholders, Trustees, officers and employees of the Trust and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable. Any such indemnification may be mandatory or permissive, and may be insured against by policies maintained by the Trust.

     SECTION 4.4. NO DUTY OF INVESTIGATION. No purchaser, lender or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Class or Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security or undertaking of the Trust or a Class or Series, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security or undertaking of the Trust or a Class or Series made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Class or Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Class or Series, and may contain any further recital which they may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees or Shareholders individually.

     SECTION 4.5. RELIANCE ON RECORDS AND EXPERTS. Each Trustee, officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or a Class or Series thereof, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or a Class or Series thereof by any Trustee or any of the Trust's officers or employees or by the Investment Adviser, the Administrator, the Custodian, a Principal Underwriter, Transfer Agent, accountants, appraisers or other experts, advisers, consultants or professionals selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

     SECTION  5.1.   SHARES  OF  BENEFICIAL   INTEREST.   The  interest  of  the
beneficiaries of the Trust initially shall be divided into common shares of beneficial interest without par value. The number of common shares authorized hereunder is unlimited. All common shares issued, including, without limitation, those issued in connection with a dividend or distribution or a share split, shall be fully paid and nonassessable. The Trustees may, without Shareholder approval, authorize one or more Classes of Shares (which Classes may without Shareholder approval be divided by the Trustees into two or more

Series), Shares of each such Class or Series having such preferences, voting powers and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the By-Laws. The number of Shares of each Class or Series authorized shall be unlimited except as the By-Laws may otherwise provide. The Trustees may from time to time divide or combine the Shares of any Class or Series into a greater or lesser number without thereby changing the proportionate beneficial interest in the Class or Series.

     The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Class or Series and as to the number of Shares of each Class or Series held from time to time by each Shareholder. The Trustees may at any time discontinue the issuance of Share certificates and may, by written notice to each Shareholder, require the surrender of Share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership of Shares in the Trust.

     SECTION 5.2. VOTING POWERS. Subject to the voting powers of one or more Classes or Series, the Shareholders shall have power to vote only (i) with respect to any Investment Adviser as required by applicable law, (ii) with respect to any termination or amendment of this Trust, or with respect to certain transactions, to the extent and as provided in Article VIII, (iii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (iv) with respect to such additional matters relating to the Trust as may be required by law, this Declaration, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws or required by applicable law, be voted in the aggregate as a single Class without regard to Classes or Series. There shall be no cumulative voting in the election of Trustees.

     SECTION 5.3. RIGHTS OF SHAREHOLDERS. The ownership of the Trust Property of every description and the right to conduct any business of the Trust are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust or of any Class or Series nor can they be called upon to share or assume any losses of the Trust or of any Class or Series or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may specifically determine with respect to any Class or Series.

     Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration and the Bylaws and to have become a party hereto and thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust.

     SECTION 5.4. TRUST ONLY. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Massachusetts business trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     SECTION 5.5. ISSUANCE OF SHARES. The Trustees in their discretion may, from time to time and without any authorization or vote of the Shareholders, issue Shares of any Class or Series, in addition to the then issued and outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate or desirable, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and reissue and resell full and fractional Shares held in the treasury. The Trustees may authorize the issuance of certificates of beneficial interest to evidence the ownership of Shares. Shares held in the treasury shall not be voted nor shall such Shares be entitled to any dividends or other distributions declared with respect thereto. The Trustees in their discretion may also, from time to time and without any authorization or vote of the Shareholders, issue to the extent consistent with applicable law securities of the Trust convertible into Shares of the Trust and warrants to purchase securities of the Trust, in each case pursuant to such terms and under such conditions as the Trustees may specify in their discretion. Shares of any Class or Series, in addition to the then issued and outstanding Shares, and such warrants or convertible securities, may be issued to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate or desirable, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The officers of the Trust are severally authorized to take all such actions as may be necessary or desirable to carry out this
Section 5.5.

                                   ARTICLE VI

                           REDEMPTIONS AND REPURCHASES

     SECTION 6.1. REDEMPTIONS AND REPURCHASES OF SHARES. From time to time the Trust may redeem or repurchase its Shares, all upon such terms and conditions as may be determined by the Trustees and subject to any applicable provisions of the 1940 Act. The Trust may require Shareholders to pay a withdrawal charge, a sales charge, or any other form of charge to the Trust, to the underwriter or to any other person designated by the Trustees upon redemption or repurchase of Trust Shares in such amount as shall be determined from time to time by the Trustees. The Trust may also charge a redemption or repurchase fee in such amount as may be determined from time to time by the Trustees.

     SECTION 6.2 MANNER OF PAYMENT. Payment of Shares redeemed or repurchased may at the option of the Trustees or such officer or officers as they may duly authorize for the purpose, in their complete discretion, be made in cash, or in kind, or partially in cash and partially in kind. In case of payment in kind the Trustees, or their delegate, shall have absolute discretion as to what security or securities shall be distributed in kind and the amount of the same, and the securities shall be valued for purposes of distribution at the figure at which they were appraised in computing the net asset value of the Common Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the 1940 Act shall receive cash.

     SECTION 6.3. INVOLUNTARY REDEMPTION. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares of any class or series or other securities of the Trust has or may become concentrated in any person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected upon such terms and conditions as shall be determined by the Trustees.

     The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

     SECTION 7.1. NET ASSET VALUE. The net asset value of each outstanding Share of the Trust or of any Class or Series thereof shall be determined on such days and at or as of such time or times as the Trustees may determine. Any reference in this Declaration to the time at which a determination of net asset value is made shall mean the time as of which the determination is made. The power and duty to determine net asset value may be delegated by the Trustees from time to time to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person or Persons as the Trustees may determine. The value of the assets of the Trust or any Class or Series thereof shall be determined in a manner authorized by the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, and all other items in the nature of liabilities which shall be deemed appropriate by the Trustees, as incurred by or allocated to the Trust or any Class or Series thereof. The resulting amount, which shall represent the total net assets of the Trust or Class or Series thereof, shall be divided by the number of Shares of the Trust or Class or Series thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Class or Series thereof. The Trust may declare a suspension of the determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Declaration if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or other investments or in accruing or allocating income, expenses, reserves or liabilities. No provision of this Declaration shall be construed to restrict or affect the right or ability of the Trust to employ or authorize the use of pricing services, appraisers or any other means, methods, procedures, or techniques in valuing the assets or calculating the liabilities of the Trust or any Class or Series thereof.

     SECTION 7.2. DIVIDENDS AND DISTRIBUTIONS. (a) The Trustees may from time to time distribute ratably among the Shareholders of the Trust or of a Class or Series thereof such portion of the net earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital), or assets of the Trust or such Class or Series held by the Trustees as they may deem appropriate or desirable. Such distributions may be made in cash, additional Shares or property (including without limitation any type of obligations of the Trust or Class or Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Class or Series thereof additional Shares of the Trust or Class or Series thereof issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem appropriate or desirable. Such distributions may be among the Shareholders of the Trust or Class or Series thereof at the time of declaring a distribution or among the Shareholders of the Trust or Class or Series thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may always retain from the earnings or profits such amounts as they may deem appropriate or desirable to pay the expenses and liabilities of the Trust or a Class or Series thereof or to meet obligations of the Trust or a Class or Series thereof, together with such amounts as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business or operations of the Trust or such Class or Series. The Trust may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or other distribution plans as the Trustees may deem appropriate or desirable. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder's account in any Class or Series.

     (b) The Trustees may prescribe, in their absolute discretion, such bases and times for determining the amounts for the declaration and payment of dividends and distributions as they may deem necessary, appropriate or desirable.

     (c) Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of account, the above provisions shall be interpreted to give the Trustees full power and authority in their absolute discretion to distribute for any fiscal year as dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Class or Series thereof to avoid or reduce liability for taxes.


     SECTION 7.3. POWER TO MODIFY FOREGOING PROCEDURES. Notwithstanding any provision contained in this Declaration, the Trustees may prescribe, in their absolute discretion, such other means, methods, procedures or techniques for determining the per Share net asset value of a Class or Series thereof or the income of the Class or Series thereof, or for the declaration and payment of dividends and distributions on any Class or Series.


                                  ARTICLE VIII

                       DURATION; TERMINATION OF TRUST OR A
                      CLASS OR SERIES; MERGERS; AMENDMENTS

     SECTION 8.1. DURATION. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to terminate or annul the Trust or to revoke any existing agency or delegation or authority pursuant to the terms of this Declaration or of the By-Laws.

     SECTION 8.2. MERGER OR TERMINATION OF THE TRUST OR A SERIES OR A CLASS. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust property, including its good will, upon such terms and conditions and for such consideration when and as authorized at a meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of each Class and Series of Shares outstanding and entitled to vote (with each such class and series separately voting thereon as a separate Class or Series), or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of each Class and Series of Shares (with each such Class and Series separately consenting thereto as a separate Class or Series); provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Shares outstanding and entitled to vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, (whether accrued or contingent) of the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares, except as may be otherwise provided by the Trustees with respect to any Class or Series of Shares thereof.

     Subject to authorization by the Shareholders as indicated below in this paragraph, the Trust may at any time sell and convert into money all of the assets of the Trust, and, upon making provision for the payment of all outstanding obligations, taxes and other liabilities (whether accrued or contingent) of the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares, except as may be otherwise provided by the Trustees with respect to any Class or Series of Shares. Such action shall first have been authorized at a meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of each Class and Series of Shares outstanding and entitled to vote (with each such Class and Series separately voting thereon as a separate Class or Series), or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of each Class and Series of Shares (with each such Class and Series separately consenting thereto as a separate Class or Series); provided, however, that if such action is recommended by the Trustees, the vote or written consent of the holders of a majority of the Shares outstanding and entitled to vote shall be sufficient authorization.

     Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in this section, the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

     SECTION 8.3. AMENDMENTS. The execution of an instrument setting forth the establishment and designation and the relative rights of any Class or Series of Shares in accordance with Section 5.1 hereof shall, without any authorization, consent or vote of the Shareholders, effect an amendment of this Declaration. Except as otherwise provided in this Section, if authorized by a majority of the Trustees and by vote of a majority of the outstanding voting securities of the Trust affected by the amendment (which voting securities shall, unless otherwise provided by the Trustees, vote together on such amendment as a single class), or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees may amend or otherwise supplement this Declaration. The Trustees may also amend this Declaration without the vote or consent of Shareholders to change the name of the Trust or to make such other changes as do not have a materially adverse effect on the rights or interests of Shareholders hereunder or if they deem it necessary to conform this Declaration to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

     No amendment may be made under this Section which shall amend, alter, change or repeal any of the provisions of Article VIII unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of the holders of two-thirds of each Class and Series of Shares outstanding and entitled to vote (with each such Class and Series separately voting thereon on consenting thereto as a separate Class or Series). Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by any agreement between the Trust and any national securities exchange.

     Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

     Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

     SECTION 8.4. CERTAIN TRANSACTIONS. (a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in sub-section (d) of this Section 8.4, the types of transactions described in sub-section (c) of this
Section 8.4 shall require the affirmative vote or consent of the holders of seventy-five percent (75%) of each Class of Shares outstanding (with each such Class voting separately thereon), when a Principal Shareholder (as defined in sub-section (b) of this Section 8.4) is determined by the Trustees to be a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any Class or Series, whether now or hereafter authorized, or by any agreement between the Trust and any national securities exchange.

     (b) The term "Principal Shareholder" shall mean any Person which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding Shares of the Trust or of any Class and shall include any "affiliate" or "associate", as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. For the purpose of this Section 8.4, in addition to the Shares which a Person beneficially owns directly, (a) a Person shall be deemed to be the beneficial owner of any Shares (i) which the Trustees determine it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding Share options granted by the Trust) or (ii) which the Trustees determine are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other Person with which it or its "affiliate" or "associate" (as defined above) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its affiliate or associate, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which are not at the time issued and outstanding but may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

     (c) This Section 8.4 shall apply to the following transactions:

          (i) The merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder.

          (ii) The issuance of any securities of the Trust to any Principal Shareholder for cash.

          (iii) The sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business).

          (iv) The sale, lease or exchange to or with the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     For purposes of this sub-section 8.4(c), the term "Principal Shareholder" shall include all subsidiaries, affiliated, associates, or other persons acting in concert with any Principal Shareholder.

     (d) The provisions of this Section 8.4 shall not be applicable to (i) any of the transactions described in sub-section (c) of this Section 8.4 if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (ii) any such transaction with any Person of which a majority of the outstanding shares of all classes of stock normally entitled to vote in the election of directors is owned of record or beneficially by the Trust and its subsidiaries.

     (e) The Trustees shall have the power to determine for the purposes of this
Section 8.4 on the basis of information known to the Trust, whether (i) a Person beneficially owns more than five percent (5%) of the outstanding Shares or is otherwise a Principal Shareholder, (ii) a Person is an "affiliate" or "associate" (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof constitute a substantial part or the assets of the Trust and have an aggregate fair market value of less than $1,000,000, (iv) the memorandum of understanding referred to in sub-section
(d) hereof is substantially consistent with the transaction covered thereby, and
(v) the provisions of the Section 8.5 otherwise apply to any Person or transaction. Any such determination shall be conclusive and binding for all purposes of this Section 8.4.

     SECTION 8.5. CONVERSION. Notwithstanding any other provisions of this Declaration, the conversion of the Trust from a "closed-end company" to an "open-end company," as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act shall require the affirmative vote or consent of the holders of two-thirds of each Class outstanding (with each Class separately voting thereon or consenting thereto as a separate Class). Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any Class or Series, whether now or hereafter authorized, or by any agreement between the Trust and any national securities exchange. However, if such conversion is recommended by at least 75% of the Trustees then in office, the vote or written consent of the holders of a majority of the outstanding voting securities of the Trust (which voting securities shall, unless otherwise provided by the Trustees, vote together on the matter as a single class) shall be sufficient to authorize such conversion.

                                   ARTICLE IX

                                  MISCELLANEOUS

     SECTION 9.1. USE OF THE WORDS "EATON VANCE". Eaton Vance Corp. (hereinafter referred to as "EVC"), which owns (either directly or through subsidiaries) all of the capital shares of the Investment Adviser of the Trust (or of the investment adviser of each of the investment companies referred to in the last paragraph of Section 2.3), has consented to the use by the Trust of the identifying words "Eaton Vance" in the name of the Trust. Such consent is conditioned upon the continued employment of EVC or a subsidiary or affiliate of EVC as Investment Adviser of the Trust or as the investment adviser of each of the investment companies referred to in the last paragraph of Section 2.3. As between the Trust and itself, EVC shall control the use of the name of the Trust insofar as such name contains the identifying words "Eaton Vance". EVC may from time to time use the identifying words "Eaton Vance" in other connections and for other purposes, including, without limitation, the names of other investment companies, trusts, corporations or businesses which it may manage, advise, sponsor or own or in which it may have a financial interest. EVC may require the Trust to cease using the identifying words "Eaton Vance" in the name of the Trust if EVC or a subsidiary or affiliate of EVC ceases to act as investment adviser of the Trust or as the investment adviser of each of the investment companies referred to in the last paragraph of Section 2.3.

     SECTION  9.2.  NOTICES.   Notwithstanding   any  other  provision  of  this
Declaration, any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. If and to the extent consistent with applicable law, a notice of a meeting, an annual report, and any other communication to Shareholders need not be sent to a Shareholder (i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of distributions on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or (iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities Exchange Act of 1934, as amended. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

     SECTION 9.3. FILING OF COPIES, REFERENCES, HEADINGS AND COUNTERPARTS. The original or a copy of this instrument, of any amendment hereto and of each declaration of trust supplemental hereto, shall be kept at the office of the Trust. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to whether or not any such amendments or supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by a Trustee or an officer of the Trust to be a copy of this instrument or of any such amendment hereto or supplemental declaration of trust.

     In this instrument or in any such amendment or supplemental declaration of trust, references to this instrument, and all expressions such as "herein", "hereof", and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original, but such counterparts shall constitute one instrument. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees then in office and filed with the Massachusetts Secretary of State. A restated Declaration shall, upon execution, be conclusive evidence of all amendments and supplemental declarations contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

     SECTION 9.4. APPLICABLE LAW. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     SECTION 9.5. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of legal counsel, that any of such provisions is in conflict with the 1940 Act, the Internal Revenue Code of 1986 or with other applicable laws and regulations, the conflicting provision shall be construed in such a manner consistent with such law as may most closely reflect the intention of the offending provision; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned, being all of the current Trustees of the Trust, have executed this instrument this 26th day of April, 2000.


-----------------------                  -------------------
Jessica M. Bibliowicz                    Norton H. Reamer

---------------------                    ------------------
Donald R. Dwight                         Lynn A. Stout

---------------------                    ------------------
James B. Hawkes                          Jack L. Treynor

---------------------
Samuel L. Hayes, III

                                      PROXY

                         EATON VANCE PRIME RATE RESERVES

                 SPECIAL MEETING OF SHAREHOLDERS, JUNE 30, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance Prime Rate Reserves, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 30, 2000 at 1:30 P.M., Boston Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

         PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

     See Reverse                                        See Reverse
       Side                                               Side

         PLEASE MARK
[ X ]    VOTES AS IN
         THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
NOMINEES:  Jessica M. Bibliowicz and Lynn A. Stout

        FOR                           WITHHELD
        ALL      [  ]   [  ]          FROM ALL
     NOMINEES                         NOMINEES

[   ]  -------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)


2. To approve the revised     FOR    AGAINST    ABSTAIN
   investment restriction     [  ]     [  ]      [  ]
   regarding lending.

3.  To approve an Amended and Restated Declaration of Trust.

        FOR     AGAINST      ABSTAIN
        [  ]     [  ]        [  ]




                            MARK HERE FOR COMMENT AND NOTE AT LEFT          [  ]

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]



          Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



Signature:                           Date:
          --------------------------      -----------
Signature:                           Date:
          -------------------------       -----------

                                      PROXY
                      EV CLASSIC SENIOR FLOATING-RATE FUND

                 SPECIAL MEETING OF SHAREHOLDERS, JUNE 30, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of EV Classic Senior Floating-Rate Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 30, 2000 at 1:30 P.M., Boston Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

          PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


    See Reverse                                        See Reverse
       Side                                               Side

         PLEASE MARK
[  X  ]  VOTES AS IN
         THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  Jessica M. Bibliowicz and Lynn A. Stout

           FOR                           WITHHELD
           ALL      [  ]   [  ]          FROM ALL
        NOMINEES                         NOMINEES

[  ]  -------------------------------------
      (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)


2. To approve the revised     FOR    AGAINST    ABSTAIN
   investment restriction     [  ]     [  ]      [  ]
   regarding lending.




                 MARK HERE FOR COMMENT AND NOTE AT LEFT                    [   ]

                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             [   ]



                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which the sign, and where more than one name appears,a majority must sign. If a corporation,this signature should be that of an authorized officer who should state his or her title.

Signature:                           Date:
          --------------------------      -----------
Signature:                           Date:
          -------------------------       -----------

                                      PROXY

                 EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND

                 SPECIAL MEETING OF SHAREHOLDERS, JUNE 30, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance Advisers Senior Floating-Rate Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 30, 2000 at 1:30 P.M., Boston Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

          PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

    See Reverse                                        See Reverse
       Side                                               Side

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  Jessica M. Bibliowicz and Lynn A. Stout

          FOR                         WITHHELD
          ALL      [  ]   [  ]        FROM ALL
        NOMINEES                      NOMINEES

[  ]  -------------------------------------
      (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)


2. To approve the revised     FOR    AGAINST    ABSTAIN
   investment restriction     [  ]     [  ]      [  ]
   regarding lending.




               MARK HERE FOR COMMENT AND NOTE AT LEFT                      [   ]

               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT               [   ]



                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which the sign, and where more than one name appears,a majority must sign. If a corporation,this signature should be that of an authorized officer who should state his or her title.

Signature:                           Date:
          --------------------------      -----------
Signature:                           Date:
          -------------------------       -----------

                                      PROXY

               EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND

                 SPECIAL MEETING OF SHAREHOLDERS, JUNE 30, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance Institutional Senior Floating-Rate Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 30, 2000 at 1:30 P.M., Boston Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

          PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

   See Reverse                                        See Reverse
       Side                                               Side

         PLEASE MARK
[  X  ]  VOTES AS IN
         THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:
    NOMINEES:  Jessica M. Bibliowicz and Lynn A. Stout

          FOR                        WITHHELD
          ALL      [  ]   [  ]       FROM ALL
        NOMINEES                     NOMINEES

[  ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)

2. To approve the revised     FOR    AGAINST    ABSTAIN
   investment restriction     [  ]     [  ]      [  ]
   regarding lending.




                 MARK HERE FOR COMMENT AND NOTE AT LEFT                     [  ]

                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT              [  ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which the sign, and where more than one name appears,a majority must sign. If a corporation,this signature should be that of an authorized officer who should state his or her title.


Signature:                           Date:
          --------------------------      -----------
Signature:                           Date:
          -------------------------       -----------